UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2011

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective March 1, 2011, Greer State Bank (the “Bank”), the wholly-owned subsidiary of Greer Bancshares Incorporated, entered into a Stipulation to the Issuance of a Consent Order (the “Stipulation”) agreeing to the issuance of a Consent Order (the “Consent Order”) with the Federal Deposit Insurance Corporation (the “FDIC”) and the Commissioner of Banking on behalf of the South Carolina Board of Financial Institutions (the “Commissioner”). The Consent Order replaces the previously disclosed Memorandum of Understanding effective September 8, 2010 with the FDIC and the Commissioner.

The Consent Order is based on findings of the FDIC and the Commissioner during their joint examination in August 2010 (the “Examination”). Since the completion of the Examination, the Board of Directors has aggressively taken an active role in working to address the findings contained in the Examination and to improve the condition of the Bank. The Board and management have proactively taken steps to comply with the requirements of the Consent Order prior to its effectiveness, including the formation of a special Compliance Committee of nonemployee directors to assist the Board in overseeing compliance efforts. The initiatives put in place by the Board and management are expected to achieve compliance with the majority of the requirements contained in the Consent Order.

The Consent Order requires the Bank to undertake a number of actions:

•	The Board must enhance its supervision of the Bank’s activities, and oversee the efforts of the Bank’s management in complying with the Consent Order.

•

Within 45 days, the Bank must develop and approve a written analysis and independent assessment of the Bank’s management and staffing needs in order to assure that the Bank has and will retain qualified management.

•

The Bank must notify the FDIC and the Commissioner (collectively, the “Regulators”) of the resignation or termination of any of the Bank’s directors or senior executive officers and notify the Regulators and receive their approval prior to appointing any new such officer.

•	Within 150 days, the Bank must achieve and maintain Tier 1 capital at least equal to 8% of total assets and Total Risk-Based capital at least equal to 10% of total risk-weighted assets.

•

Within 90 days, the Bank must submit to the Regulators a written capital plan detailing the steps it will take to achieve the capital requirements. Such capital plan must include a contingency plan to sell or merge the Bank in the event it fails to meet the capital requirements.

•	Within 60 days, the Bank must adopt and implement a written plan addressing liquidity, contingency funding and asset liability management.

•	Within 30 days, the Bank must charge off certain classified assets identified in the Examination.

•

Within 60 days, the Bank must formulate a written plan to reduce the Bank’s risk exposure in relationships with certain classified assets in excess of $500,000. Such plan must progressively effect the reduction of such classified assets over 180, 360, 540 and 720 days.

•	The Bank must generally refrain from extending additional credit to troubled borrowers.

•	Within 90 days, the Bank must prepare a written strategic plan.

•	Within 30 days, the Bank must revise and fully implement its written lending and collection policies.

•

Within 45 days, the Bank must perform a risk segmentation analysis, and the Board must develop a plan to reduce any segment of the loan portfolio which the Regulators deem to be an undue concentration of credit.

•	Within 60 days, the Board must review the adequacy of the Banks’ allowance for loan losses and establish a comprehensive policy for determining its adequacy.

•	Within 90 days, the Bank must formulate and implement a written plan to improve and sustain Bank earnings, and annually revise such plan.

•	Within 30 days, the Bank must develop and implement a written policy for managing interest rate risk, in compliance with regulatory requirements.

•	Within 30 days, the Bank must correct all violations of regulations described in the Examination.

•

While the Consent Order is in effect, the Bank may not declare or pay dividends or bonuses without the prior written approval of the Regulators, nor make any distributions of interest, principal or other sums on subordinated debentures.

•

While the Order is in effect, the Bank generally may not accept, renew or roll over any brokered deposits. Within 30 days, the Bank must submit to the Regulators a written plan for eliminating its reliance on brokered deposits.

•	While the Order is in effect, the Bank must limit asset growth to no more than 5% per calendar year.

•	The Bank must provide quarterly progress reports to the Regulators.

The plans, policies and procedures which the Bank is required to prepare under the Consent Order are generally subject to approval by the Regulators before implementation.

The Consent Order will remain in effect until modified or terminated by the FDIC and the Commissioner. The Board and management are striving to cause the Bank to comply with the Consent Order. However, meeting some requirements may be difficult, and there can be no assurance that the Bank will be able to comply fully with all of the Consent Order’s provisions. Failure to meet these requirements could result in additional regulatory action, which could lead to the Bank being taken into receivership by the FDIC.

A copy of the Stipulation and the Consent Order are attached collectively as Exhibit 10.1 and are incorporated herein by reference. The brief description of the material terms of the Stipulation and the Consent Order set forth above does not purport to be complete and is qualified by reference to the full text of the Stipulation and the Consent Order.

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This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, future economic performance, plans and objectives of management for future operations, and projections of revenues and other financial items that are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “may,” and “intend,” as well as other similar words and expressions, are intended to identify forward-looking statements. Actual results may differ materially from the results discussed in the forward-looking statements. The Company’s operating performance is subject to various risks and uncertainties including, without limitation:

•	significant increases in competitive pressure in the banking and financial services industries;

•

reduced earnings due to higher credit losses owing to economic factors, including declining home values, increasing interest rates, increasing unemployment, or changes in payment behavior or other causes;

•	the concentration of our portfolio in real estate based loans and the weakness in the commercial real estate market;

•	increased funding costs due to market illiquidity, increased competition for funding or other regulatory requirements;

•	market risk and inflation;

•	level, composition and re-pricing characteristics of our securities portfolios;

•	availability of wholesale funding;

•	adequacy of capital and future capital needs;

•	our reliance on secondary sources of liquidity such as FHLB advances, federal funds lines of credit from correspondent banks and brokered time deposits, to meet our liquidity needs;

•	operating restrictions imposed by our Consent Order, such as limitations on the use of brokered deposits;

•	our inability to meet the requirements set forth in our Consent Order within prescribed time frames;

•	changes in the interest rate environment which could reduce anticipated or actual margins;

•	changes in political conditions or the legislative or regulatory environment, including recently enacted and proposed legislation;

•	adequacy of the level of our allowance for loan losses;

•	the rate of delinquencies and amounts of charge-offs;

•	the rates of loan growth;

•	adverse changes in asset quality and resulting credit risk-related losses and expenses;

•

general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality;

•	changes occurring in business conditions and inflation;

•	changes in technology;

•	changes in monetary and tax policies;

•	loss of consumer confidence and economic disruptions resulting from terrorist activities;

•	changes in the securities markets;

•	ability to generate future taxable income to realize deferred tax assets;

•	ability to have sufficient liquidity at the parent holding company level to pay preferred stock dividends and interest expense on junior subordinated debt; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

For a description of factors which may cause actual results to differ materially from such forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other reports from time to time filed with or furnished to the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made. The Company undertakes no obligation to update any forward-looking statements made in this report.

Item 7.01.	Regulation FD Disclosure.

On March 7, 2011, the Company issued a press release announcing that the Bank had entered into the Consent Order. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are furnished as part of this report:

Exhibit No.	Exhibit

10.1	Stipulation to the Issuance of a Consent Order between the Federal Deposit Insurance Corporation, the Commissioner of Banking on behalf of the South Carolina Board of Financial Institutions and Greer State Bank and related Consent Order, effective March 1, 2011.

99.1	Press Release dated March 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ Kenneth M. Harper
Name:	Kenneth M. Harper
Title:	President and Chief Executive Officer

Dated: March 7, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Stipulation to the Issuance of a Consent Order between the Federal Deposit Insurance Corporation, the Commissioner of Banking on behalf of the South Carolina Board of Financial Institutions and Greer State Bank and related Consent Order, effective March 1, 2011.

99.1	Press Release dated March 7, 2011